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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            First Citizens Banc Corp
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                            FIRST CITIZENS BANC CORP
                                 SANDUSKY, OHIO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 18, 2000

TO THE SHAREHOLDERS:

         Notice is hereby given that the annual meeting of the shareholders of First Citizens Banc Corp ("the Corporation") will be held at its main office, 100 East Water Street, Sandusky, Ohio, on Tuesday, April 18, 2000, at 2:00 p.m., E.D.T., for the purpose of considering and voting upon the following:

          1. To elect four (4) Class III directors to serve for terms of three (3) years or until their successors are elected and qualified.

          2. To adopt the First Citizens Banc Corp 2000 Stock Option and Stock Appreciation Rights Plan.

          3. To ratify the appointment of independent auditors for the calendar year 2000.

          4. To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.

         Only those shareholders of record at the close of business on March 3,2000, will be entitled to notice of and to vote at the meeting.

         There are enclosed herewith a Proxy Statement and form of proxy. It will be appreciated if you will date and sign the proxy and return it promptly in the enclosed envelope.

                                             By Order of the Board of Directors

                                                   Donna J. Dalferro, Secretary
                                                       First Citizens Banc Corp

March 17, 2000

                            FIRST CITIZENS BANC CORP
                      100 EAST WATER STREET, P. O. BOX 5016
                              SANDUSKY, OHIO 44870

                                 PROXY STATEMENT

          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 18, 2000

         The enclosed proxy is being solicited by the Board of Directors of First Citizens Banc Corp (the "Corporation") for use at the annual meeting of shareholders of the Corporation to be held April 18, 2000, at 2:00 p.m., E.D.T. (and at any adjournments thereof), at the main office of the Corporation, 100 East Water Street, Sandusky, Ohio. This Proxy Statement and the enclosed form of proxy are being sent to shareholders of the Corporation on March 17, 2000.

         The proxy may be revoked by a shareholder at any time before it is exercised by sending a written notice of revocation to the Secretary, First Citizens Banc Corp, 100 East Water Street, P. O. Box 5016, Sandusky, Ohio 44870, or by revoking such proxy in open meeting. Solicitations of proxies may be made by personal interviews and telephone by Directors and officers of the Corporation. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the stock held of record by such persons. Expenses for such solicitation will be borne by the Corporation.

         The only class of stock of the Corporation presently outstanding is no par common stock. The total number of outstanding shares of common stock at the close of business on March 3, 2000, the record date for determination of the shareholders entitled to vote at the meeting, was 4,131,119.

         Under the General Corporations Law of Ohio, each shareholder will have cumulative voting rights in the election of directors if any shareholder gives written notice to the President, Secretary or any Vice President of the Corporation (not less than forty-eight hours before the meeting if at least ten days notice of the meeting has been given) that the shareholder desires to cumulate votes in the election of directors. Cumulative voting allows the shareholder to multiply the number of shares that he or she may be entitled to vote by the total number of directors to be elected and to cast the entire number of such votes for one candidate or to distribute them among any two or more candidates. If a shareholder properly requests cumulative voting, the persons named in the accompanying proxy intend to vote the proxies they receive cumulatively allocating the votes as they deem best. For all other purposes each share is entitled to one vote.

         At the meeting, the shareholders will (i) act upon a proposal to elect four (4) directors of the Corporation; (ii) act upon a proposal to adopt the First Citizens Banc Corp 2000 Stock Option and Stock Appreciation Rights Plan;
(iii) consider and act upon the proposal to ratify the independent auditors for the calendar year 2000; and (iv) consider and act upon any other business that may be properly brought before the meeting. The Board of Directors of the Corporation recommends a vote "FOR" for Proposal 2 described herein.

         The four (4) nominees receiving the highest number of votes cast, including votes cast cumulatively, shall be elected Class III directors. The affirmative vote of a majority of the shares present and voting at the meeting on this issue is necessary to adopt the Stock Option Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE STOCK OPTION PLAN. A plurality of the votes cast by shareholders in person or by proxy at the annual meeting will be necessary for approval of Proposal 3 described herein.

         Shares of common stock represented by proxies in the accompanying form, which are properly executed and returned to the Corporation will be voted at the Annual Meeting of Shareholders in accordance with the Shareholders' instructions contained in such proxies. Where no such instructions are given, the shares will be voted for the election of directors as described herein; in support of the 2000 Stock Option and Stock Appreciation Rights Plan described herein; in support of the ratification of the independent auditors for the year 2000 as described herein; and, at the discretion of the proxy holders, on such other matters as may come before the meeting. Abstentions will be deemed to be present for the purposes of determining a quorum for the meeting, but will not have any effect on the issues or matters to which they apply. Brokers who have not received voting instructions from beneficial owners generally may vote in their discretion with respect to the election of directors and the ratification of auditors. Broker non-votes will not affect the outcome of any matter for which the 2000 annual meeting has been called.

         The results of votes taken at the Annual Meeting will be disclosed in the Corporation's Second Quarterly Report for 2000 on Form 10-Q, as filed with the Securities and Exchange Commission. The disclosure will include, for each proposal, the number of votes for, the number of votes against and the number of abstentions. In addition, the disclosure will set forth the number of votes received by each candidate running for a directorship and the percentage of their votes as to the total shares outstanding.



                                       2
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                      [LOGO FIRST CITIZENS BANC CORP]

                                 Sandusky, Ohio

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                        PLEASE COMPLETE, DATE, SIGN AND MAIL THE
             DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

   YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL, 2) BY PHONE, 3) BY INTERNET.
              See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY
              CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606

                             DETACH PROXY CARD HERE

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual Report for the 1999 fiscal year.

                                         Signature
                                                  _____________________________

                                         Signature
                                                  _____________________________

                                         Date                            , 2000
                                             ____________________________

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

                                TO VOTE BY TELEPHONE


Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

     1. Read the accompanying Proxy Statement.

     2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

     3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be submitted prior to midnight Central Time, April 16, 2000.

Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

     IF YOU VOTE BY TELEPHONE PLEASE NO NOT RETURN YOUR PROXY CARD BY MAIL

                              TO VOTE BY INTERNET


Your internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

     1. Read the accompanying Proxy Statement.

     2. Visit our Internet voting Site at http://www.eproxyvote.ist-fcicm/ and follow the instruction on the screen.

     3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be submitted prior to midnight Central Time, April 16, 2000.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION.

      IF YOU VOTE BY INTERNET PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL


FIRST CITIZENS BANC CORP OF SANDUSKY, OHIO PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND UNLESS OTHERWISE MARKED WILL BE VOTED FOR ALL PROPOSALS. KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder(s) of First Citizens Banc Corp (hereinafter called "Corporation"), of Sandusky Ohio, hereby constitute(s) Richard O. Wagner, Paul
H. Pheiffer and Leland J. Wetty, or each of them, proxies and attorneys of the undersigned, with full power of substitution and revocation, for and in the name of the undersigned, to attend the Thirteenth Annual Meeting of said Corporation to be held April 18, 2000, at 2:00 P.M. E.D.T. and any adjournments thereof, and thereat to vote, including the right to vote cumulatively at their discretion, as specified below:

1. On the election of four (4) Directors (Class III) to serve for terms of three (3) years or until their successors are elected and qualified:

    [ ] FOR all nominees listed below (Except, to withhold authority to vote for any individual nominee, write that nominee's name on the space marked "Exceptions" provided below.)(*)

    [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below,

    CLASS III   Blythe A. Friedley   Dean S. Lucal  W. Patrick Murray
    ---------   Paul H. Pheiffer

    (*) Exceptions:

2. PROPOSAL to adopt the First Citizens Banc Corp 2000 Stock Option and Stock Appreciation Rights Plan.

    [ ]   FOR the ratification of the Stock Option & Stock Appreciation Rights
          Plan.

    [ ] AGAINST the ratification of the Stock Option & Stock Appreciation Rights Plan.

3. PROPOSAL to ratify the appointment of Crowe Chizek & Company as the corporation's independent auditors for the calendar year 2000:

    [ ]  FOR the ratification of the appointment of such auditors.

    [ ]  AGAINST the ratification of the appointment of such auditors.

4. To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.

     The Board of Directors recommends that shareholders vote "FOR" the nominees listed above. The Board of Directors recommends that the shareholders vote "FOR" the Proposals hereinabove described. IF NO SPECIFIED VOTE IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF SAID PROPOSALS. If any other business is presented at said meeting, the proxy shall be voted in accordance with the recommendations of management. All shares represented by properly executed proxies will be voted as directed. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or notice in person at the meeting, or by a subsequently dated proxy.

                        (to be signed on the other side)